AXA PREMIER VIP TRUST – MULTIMANAGER TECHNOLOGY PORTFOLIO

SUPPLEMENT DATED JULY 20, 2010 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2010

This Supplement updates certain information contained in the Summary Prospectus dated May 1, 2010 of the Multimanager Technology Portfolio (“Portfolio”) of AXA Premier VIP Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain a copy of the Summary Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or by visiting the Trust’s website at www.axa-equitablefunds.com.

The legend on the first page of the Portfolio’s Summary Prospectus is hereby deleted and replaced with the following:

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus and Statement of Additional Information (“SAI”), dated May 1, 2010, as supplemented May 1, 2010, June 7, 2010, and July 20, 2010, and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2009, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus, SAI and other information about the Portfolio online at www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-888-222-2144 or by sending an e-mail request to service@axa-equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

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Michael Masdea of Wellington Management Company, LLP has been added as a portfolio manager to the Portfolio. As a result, the chart under the “Who Manages the Portfolio – Sub-adviser: Wellington Management Company, LLP – Portfolio Managers” section of the Summary Prospectus is deleted and replaced with the following information:

Name	Title	Date Began Managing a Portion of the Portfolio
John F. Averill, CFA	Senior Vice President and Global Industry Analyst	December 2003

Nicolas B. Boullet	Vice President and Global Industry Analyst	May 2009

Bruce L. Glazer	Senior Vice President and Global Industry Analyst	December 2003

Anita M. Killian, CFA	Senior Vice President and Global Industry Analyst	December 2003

Michael Masdea	Vice President and Global Industry Analyst	July 2010